UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 12, 2022

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HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 HEARTLAND WAY, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 645-7060
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HTLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 12, 2022, the Compensation Committee of the Board of Directors of Heartland Express, Inc. (the "Company") approved the following compensation increase to one of the Company's named executive officers. The increase was effective immediately.

Named Executive Officer		Previous Annualized Salary	New Annualized Salary	Increase
Michael J. Gerdin, Chief Executive Officer, President and Director	7	$780,000	$860,000	$80,000

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 12, 2022, the Annual Meeting of Stockholders of Heartland Express, Inc. (the "Company") was held, at which meeting seven (7) directors were elected to serve as the Board of Directors until the 2023 Annual Meeting of Stockholders, the appointment of Grant Thornton, LLP as the Company's independent registered public accounting firm for 2022 was ratified, and compensation of named executive officers of the Company was approved in an advisory and non-binding vote.

The voting tabulation on the election of directors was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-votes
Michael J. Gerdin	72,320,877	1,383,466	1,722,846
Dr. Benjamin J. Allen	72,673,851	1,030,492	1,722,846
James G. Pratt	72,706,628	997,715	1,722,846
Larry J. Gordon	63,726,734	9,977,609	1,722,846
Brenda S. Neville	53,046,360	20,657,983	1,722,846
Michael J. Sullivan	64,526,581	9,177,762	1,722,846
David P. Millis	72,548,709	1,155,634	1,722,846

The voting tabulation on the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2022 was as follows:

For	Against	Abstain
75,324,617	89,260	13,312

The voting tabulation on the non-binding advisory vote on named executive officer compensation was as follows:

For	Against	Abstain	Broker Non-votes
71,878,118	1,799,162	27,063	1,722,846

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	May 13, 2022	By: /s/ Christopher A. Strain
Christopher A. Strain
Vice President - Finance,
Treasurer and Chief Financial Officer